Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Univest Financial Corporation on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.
A signed original of this written statement required by Section 906 has been provided to Univest Financial Corporation and will be retained by Univest Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Jeffrey M. Schweitzer
Jeffrey M. Schweitzer
Chairman, President and Chief Executive Officer (Principal Executive Officer)
July 28, 2026